Exhibit 10.3

                            Stock Purchase Agreement

This Stock Purchase Agreement ("Agreement) is entered into by and between Treasury International, Inc., a Delaware corporation, having its principal place of business at 1081 King Street, E 2nd Floor, Kitchener, Ontario N2G 2N3 ("Treasury"); Compelis Corporation, an Ontario corporation, having its principal place of business at 1081 King Street, E 2nd Floor, Kitchener, Ontario N2G 2N3 ("Compelis"); Retailport.com, Inc., a Delaware corporation, having its principal place of business at 1081 King Street, E 2nd Floor, Kitchener, Ontario N2G 2N3; and Twelve Stones Corporation, an Ontario corporation, having its principal place of business at 8 Hickson Drive, Kitchener, Ontario N2B 2H3 ("Twelve Stones"); effective the 18th day of July, 2001 ("Effective Date") on the following terms and conditions:

1.       Background and Purpose.
         ----------------------

         1.1       Compelis  Ownership.  Treasury  currently owns one (1)  share
                   -------------------
of common stock of Compelis which represents all of the outstanding shares of Compelis ("Compelis Shares").

         1.2       Stock  Purchase and License.  Treasury now wishes to transfer
                   ---------------------------
to Twelve Stones and Twelve Stones desires to acquire the Compelis Shares from Treasury as consideration for Treasury's redemption or transfer for the benefit of Treasury of 32,000 shares of Treasury's common stock and any other rights to acquire Treasury stock currently held by Marlin Doner ("M. Doner"), the sole shareholder of Twelve Stones ("Treasury Equity") and the repurchase of shares of Retailport common stock owned by Compelis ("Retailport Shares"). The parties have further agreed that Treasury shall grant to Compelis a license to certain technology on the terms described below.

2.       Stock Purchase ,Action to be Taken and Payout.
         ---------------------------------------------

         2.1       Stock  Purchase.  Subject to the terms and conditions of this
                   ---------------
Agreement, Twelve Stones agrees to acquire and Treasury agrees to transfer to Twelve Stones the Compelis Shares in exchange for (i) the redemption or transfer for the benefit of Treasury of all of the Treasury Equity; (ii) the transfer of the Retailport Shares to Treasury; (iii) the payment of $22,000 CDN or transfer of 22,000 shares of American Sports History, Inc. common stock by Twelve Stones; and (iv) the assumption by Twelve Stones of all current liabilities and obligations of Compelis, known and unknown, which include, but are not limited to, the following:

                  Debts owed to M. Doner                      $63,186 U.S.
                  Line of Credit with Royal Canadian Bank     $65,000 U.S.
                           (Estimated amount)
                  Working Capital Deficit                     $45,000 U.S.
                           (Estimated value)

         2.2       Taking of Necessary Action;  Further Action.  If, at any time
                   -------------------------------------------
after the Effective Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest with Treasury the full right, title and possession to the Treasury Equity, the Retailport Shares and any other technologies from Compelis to Retailport (a subsidiary of Treasury), the officers and directors of Treasury are fully authorized in the name of Treasury or otherwise to take all such lawful and necessary action, so long as such action is consistent with this Agreement.

3.       License of Technology.
         ---------------------

         3.1       License.   At  the  Closing  (as  defined  in  Section   5.1)
                   -------
Retailport agrees to grant to Compelis a non-exclusive, royalty free, license to the ActiveCommerce software and its related database ("Licensed Technology), for use in connection with the development of the ActiveCatalog and such other products as are currently being offered or developed by Webcom Limited (the "License"). Any development, upgrades or modifications developed by Compelis or its assignees will be the property of Compelis and need not be shared with Retailport, as the Licensor.

At the Closing, Retailport shall execute and deliver to Compelis a License Agreement on the terms described in this Section and in substantially the form attached as Exhibit B, attached ("License Agreement").

         3.2       No Transfer of Other Rights. Except for the License,  neither
                   ---------------------------
party grants to the other any right title or interest in or to any other technology, developments, derivative works, trade secrets or other proprietary or intellectual property rights, whether or not patented or copyrighted or subject to patent or copyright protection.

4.       Assets of Compelis.
         ------------------

         4.1       Assets to be Transferred  by Compelis  to  Retailport.  At or
                   -----------------------------------------------------
prior to the Closing Date, Compelis will transfer the following assets to Retailport. in exchange for 500 shares of Retailport's common stock.

                   4.1.1  Technology. All technology referred to in that certain
                          ----------
Asset Sale and Stock Purchase Agreement in substantially the form attached as Exhibit A, attached ("Transfer Agreement").

                   4.1.2  Equipment.  The lease on the Active RMS server (payout
                          ---------
$8,000),  the  Active  RMS lab  server  (owned)  and the  ActiveCommerce  server
(owned).

         4.2       Assets to be Retained by Compelis.  Those assets set forth in
                   ---------------------------------
Schedules A, B and C and Appendix A attached hereto shall be retained by Compelis.

                   4.2.1  ActiveCatalog Technology.   Compelis shall  retain all
                          ------------------------
rights to the ActiveCatalog technology.

                   4.2.2  Contracts.  Compelis shall retain all Work in Progress
                          ---------
("WIP") contracts of Compelis and Compelis and Twelve Stones will assume responsibility for the fulfillment and completion of the WIP contracts attached as Appendix A. After the closing, Treasury will not be a party to, and Treasury will not be bound by or liable for, any contract or agreement of any kind relating to the ActiveCatalog technology being retained by Compelis. Treasury is not in default under any such contract or agreement. At the close, Compelis will possess true and complete copies of all contracts and other agreements relating to the ActiveCatalog. The contracts and agreements are assumable by Twelve Stones and Compelis will, prior to the closing, obtain any consents required to permit Twelve Stones to assume them.

                   4.2.3  Copyrights.  Compelis shall be assigned all  rights to
                          ----------
the Trade Names set forth in Schedule B attached.

                   4.2.4  Licensed  Technology.  As it pertains to the  Licensed
                          --------------------
Technology under the License Agreement, Treasury and Retailport agree that any and all computer programs, code and executable files listed in the License, including but not limited to, all documentation or other literature, or illustrations, or any components thereof, conceived, developed, written or contributed by Compelis, either individually or in collaboration with others, relating to the Licensed Technology shall, after completion of the sale herein, belong to and be the sole property of Compelis.

5.       Closing.
         -------

         5.1       Time and Place.  The  Closing Date  shall  be  within fifteen
                   --------------
(15) days from the execution of this Agreement.

         5.2       Obligations at  the  Closing of Twelve  Stones and M. Doner,;
                   -------------------------------------------------------------
                   Deliverables.
                   ------------
At the Closing, Twelve Stones and/or M. Doner shall deliver to Treasury:

                   5.2.1  Cash and  Stock  Certificates.   Twelve  Stones  shall
                          -----------------------------
deliver to Treasury, in cash or by wire transfer, twenty two thousand dollars ($22,000 CDN) or 22,000 shares of common stock of American Sports History, Inc.
M. Doner shall deliver stock certificates representing 32,000 shares of Treasury's common stock fully endorsed for transfer at Closing.

                   5.2.2  Certificate.   A certificate executed by Twelve Stones
                          -----------
and M. Doner certifying that each of their representations and warranties contained in this Agreement remain true and accurate on the date of this Agreement and remain true and accurate in all respects as of the Closing Date.

         5.3       Obligations at the Closing of Treasury; Deliverables.
                   ----------------------------------------------------

                   5.3.1  Stock Certificate.   Certificate  representing one (1)
                          -----------------
share of Compelis duly executed for transfer to Twelve Stones by Treasury.

                   5.3.2  Certificate.   A certificate   executed   by  Treasury
                          -----------
certifying that each of the representations and warranties contained in this Agreement was true and accurate on the date of this Agreement and remain true and accurate in all respects on the Closing Date.

         5.4       Obligations at the Closing of Compelis; Deliverables.
                   ----------------------------------------------------

                   5.4.1  Transfer of Assets. Such documents including the Asset
                          ------------------
Sale and Stock Purchase Agreement representing the full and complete transfer of those assets referred to in Sections 4.1 above.

                   5.4.2  Release of Bank Line of Credit.  Compelis shall obtain
                          ------------------------------
a release of Treasury from all obligations arising under the Line of Credit from Royal Bank of Canada ("Royal Bank Loan").

                   5.4.3  Shares of Retailport.com.   Certificate   representing
                          ------------------------
five hundred (500) shares of Retailport.com, Inc. duly executed for transfer to Treasury by Compelis.

6.       Representations and Warranties of Marlin Doner. Marlin Doner represents
         ----------------------------------------------
and warrants as of the Effective Date and as of the Closing Date as follows:

         6.1       Organization and Standing.  Both  Compelis and  Twelve Stones
                   -------------------------
are corporations duly organized, validly existing and in good standing under the laws of the Province of Ontario and each has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted. Both Compelis and Twelve Stones are duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or properties makes such qualification necessary, except where the failure to be qualified will not have a material adverse effect on their respective businesses.

         6.2       Authority. Both Compelis and Twelve Stones have the corporate
                   ---------
power and authority to enter into and deliver this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and no other corporate proceedings on the part of Compelis or Twelve Stones are necessary to authorize this Agreement and the Transaction contemplated hereby.

         6.3       Subsidiaries.  Neither  Compelis  nor  Twelve  Stones  own or
                   ------------
control, directly or indirectly, any corporation, partnership, business trust, association or other business entity.

         6.4       Other  Agreements.  Neither  Compelis  nor  Twelve  Stones is
                   -----------------
subject to or obligated under any charter or bylaw, or under any material contract, lease or other instrument or any material license, material franchise or permit, or subject to any statute, rule order or decree, which would be defaulted, breached, terminated, forfeited or violated by or in conflict (or upon the failure to give notice or the lapse of time, or both, would result in a default, breach, termination, forfeiture or conflict) with its executing and carrying out this Agreement or the transactions contemplated thereby . No approvals or authorizations will be required before or after the consummation of this transaction contemplated hereby to permit Compelis to continue its business relative to the ActiveCatalog.

         6.5       Enforceability.  This Agreement,  when executed, shall be the
                   --------------
valid and binding obligations of Compelis, Twelve Stones and Marlin Doner and shall be enforceable in accordance with their respective terms.

         6.6       Litigation. Any and all private or governmental litigation or
                   ----------
proceeding pending or, to the knowledge of Compelis or Marlin Doner, investigation or claim against Compelis or Marlin Doner, or threatened, and any judgments, decrees or orders enjoining Compelis in respect of, or the effect of which is to prohibit any business practice or the acquisition of any property or the conduct of business in any area which is material to Compelis' business shall be the exclusive liability of Compelis and/or Marlin Doner.

         6.7       Information  Supplied.  There  is  no  information  regarding
                   ---------------------
Compelis or Marlin Doner, their prospects or any pending transaction that has not been disclosed to Treasury and that is or would be materially useful or relevant to Treasury with regard to this Agreement or Treasury's desire to enter into this Agreement.

7.       Representations  and Warranties of Treasury.  Treasury  represents  and
         -------------------------------------------
warrants on its behalf and on behalf of Retailport as of the date of this Agreement and as of the Closing as follows:

         7.1       Organization  and  Good  Standing.  Treasury is a corporation
                   ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and Retailport is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Both corporations have the corporate power and authority to carry on its business as it is now being conducted.

         7.2       Authority.  Both Treasury and  Retailport  have the corporate
                   ---------
power and authority to enter into and deliver this Agreement and to carry out their obligations hereunder. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized and no other corporate proceedings on the part of Treasury or Retailport is necessary to authorize this Agreement and the transaction contemplated hereby.

         7.3       Capitalization. The outstanding equity securities of Compelis
                   --------------
consists of one (1) share of common  stock and no shares of preferred stock.

         7.4 Other Agreements. Treasury is not subject to or obligated under any charter or bylaw, or under any material contract (other than the Royal Bank Line of Credit), lease or other instrument or any license, franchise or permit, or subject to any statute, rule, order or decree, which would be defaulted, breached, terminated, forfeited or violated by or in conflict (or upon the failure to give notice or lapse of time, or both, would result in a default, breach, termination, forfeiture or conflict) with its executing and carrying out this Agreement or the transactions contemplated hereby.

         7.5       Enforceability.  This Agreement represents the valid, binding
                   --------------
obligations of Treasury and Retailport enforceable in accordance with its respective terms.

8.       Conditions to  Treasury's  Obligation  to  Close.   The  obligation  of
         ------------------------------------------------
Treasury to effect the transactions contemplated under this Agreement is subject to the satisfaction, at or prior to Closing, of each of the following conditions:

         8.1       No Court Order.   No order shall have  been entered,  and not
                   --------------
vacated, by a court or administrative agency of competent jurisdiction, in any proceeding that enjoins, restrains or prohibits consummation of this Transaction.

         8.2       No  Litigation.  There  shall  be no  litigation  pending  or
                   --------------
threatened by any regulatory body or private party in which (i) an injunction is or may be sought against the transactions contemplated by this Agreement, or
(ii) relief is or may be sought against Compelis or Marlin Doner, as a result of this Agreement and in which, in the good faith judgment of Treasury (relying on the advice of their respective legal counsel), such regulatory body or private party has a probability of prevailing and such relief would have a material adverse effect on the transaction contemplated hereby.

         8.3       Covenants   and  Obligations.   Each  of  the  covenants  and
                   ----------------------------
obligations that Compelis, Twelve Stones and Marlin Doner are required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been duly performed and complied with in all material respects.

         8.4       Statutory  Requirements.  All statutory  requirements for the
                   -----------------------
valid consummation by Compelis and Twelve Stones of this transaction shall have been fulfilled and all authorizations, consents and approvals of all federal, state, local and Canadian governmental agencies and authorities required to be obtained in order to permit consummation of this Transaction shall have been obtained.

         8.5       Accuracy  of  Representations  and  Warranties.  Each  of the
                   ----------------------------------------------
representations and warranties of Compelis, Twelve Stones and Marlin Doner are accurate in all material respects as of the Effective Date and the Closing Date.

         8.6       Asset Sale and Stock Purchase  Agreement.  The Asset Sale and
                   ----------------------------------------
Stock Purchase Agreement shall have been signed and carried out by Compelis.

         8.7       Closing. The Closing shall occur on or before July 31, 2001.
                   -------

9.       Conditions to Twelve Stones' Obligations to Close.
         --------------------------------------------------

         9.1       Representations  and Warranties.  Each of the representations
                   -------------------------------
and warranties of Treasury and Retailport must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         9.2       No  Court Order.  No order shall have been  entered,  and not
                   ---------------
vacated, by a court or administrative agency of competent jurisdiction, in any proceeding which enjoins, restrains or prohibits consummation of this transaction.

         9.3       No  Litigation.  There  shall  be no  litigation  pending  or
                   --------------
threatened by any regulatory body or private party in which (i) an injunction is or may be sought against the transactions contemplated by this Agreement, or
(ii) relief is or may be sought against Treasury or Retailport as a result of this Agreement and in which, in the good faith judgment of Twelve Stones (relying on the advice of their respective legal counsel), such regulatory body or private party has a probability of prevailing and such relief would have a material adverse effect on Compelis.

         9.4       Covenants   and  Obligations.   Each  of  the  covenants  and
                   ----------------------------
obligations that Treasury and Retailport are required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been duly performed and complied with in all material respects.

         9.5       Statutory  Requirements.  All statutory  requirements for the
                   -----------------------
valid consummation by Treasury and Retailport of this Transaction shall have been fulfilled and all authorizations, consents and approvals of all federal, state, local and Canadian governmental agencies and authorities required to be obtained in order to permit consummation of the transaction contemplated herein shall have been obtained.

10.      Release of Claims.
         -----------------

         10.1      Release  of  Claims by  Compelis,  Twelve  Stones  and Marlin
                   -------------------------------------------------------------
Doner. Excepting the obligations that are expressly set forth in this Agreement,
-----
Compelis, Twelve Stones and Marlin Doner, collectively and individually, shall and hereby do release and forever discharge Treasury, and Treasury's predecessors, successors, heirs, assigns, executors, administrators, agents, employees, representatives, attorneys, affiliates, subsidiaries, and any and all present officers and directors of Treasury (except Marlin Doner), and all of them, as well as any and all persons acting or allegedly acting by, under, through or in concert with any of them (collectively referred to as the "Treasury Released Parties"), against any and all claims, damages, actions, causes of action, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses (including, but not limited to, attorneys' fees), damages and charges of whatsoever nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, fixed or contingent, or ever filed or prosecuted (hereinafter, collectively referred to as "Claims") which Compelis, Twelve Stones and Marlin Doner, collectively or individually may now have, or claims to have, or any time heretofore had, or claimed to have had, against the Treasury Released Parties, or any other claim, as a result of things undertaken, said, stated, done or admitted to be done up to and including the date of this Agreement and as of the Closing Date. It is understood and agreed that the releases as referred to herein are full and final releases by Compelis, Twelve Stones and Marlin Doner, collectively or individually, of the Treasury Released Parties and that such full and final releases include, without limitation, all unknown and unanticipated claims, injuries, debts, or damages, as well as those now known or disclosed.

In that connection, the parties hereto, and each of them, realize and acknowledge that one or more of the Claims may include losses sustained by
Compelis,  Twelve  Stones or Marlin  Doner,  collectively  or  individually,  on account of the Treasury Released Parties, that are presently unknown or unsuspected, and that such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated. Nevertheless, Compelis, Twelve Stones and Marlin Doner, collectively and individually acknowledge that this release has been negotiated and agreed upon and that in consideration for the rights and benefits under this Agreement, Compelis, Twelve Stones and Marlin Doner, collectively and individually, intends and hereby does release, acquit and forever discharge the Treasury Released Parties as set forth above, from any and all Claims, including those that are unknown, unsuspected or unforeseen or that are presently unknown and unanticipated.

         10.2      Release of Claims by Treasury. Excepting the obligations that
                   -----------------------------
are expressly set forth in this Agreement, Treasury shall and hereby does release and forever discharge Compelis, Twelve Stones and Marlin Doner, collectively and individually, and each of their predecessors, successors, heirs, assigns, executors, administrators, agents, employees, representatives, attorneys, affiliates, subsidiaries, and any and all past or present officers and directors of Compelis, and all of them, as well as any and all persons acting or allegedly acting by, under, through or in concert with any of them, against any and all Claims that Treasury may now have, or claims to have, or any time heretofore had, or claimed to have had, against Compelis, Twelve Stones or Marlin Doner, collectively and individually, or any other claim, as a result of things undertaken, said, stated, done or admitted to be done up to and including the date of this Agreement and as of the Closing Date. It is understood and agreed that the releases as referred to herein are full and final releases by Treasury of Compelis, Twelve Stones and Marlin Doner, collectively and individually, and that such full and final releases include, without limitation, all unknown and unanticipated claims, injuries, debts, or damages, as well as those now known or disclosed.

In that connection, Treasury realizes and acknowledges that one or more of the Claims may include losses sustained by Treasury on account of Compelis, Twelve Stones and Marlin Doner, collectively and individually, that are presently unknown or unsuspected, and that such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated. Nevertheless, Treasury acknowledges that this release has been negotiated and agreed upon and that it is in consideration for the rights and benefits under this Agreement, Treasury intends and hereby does release, acquit and forever discharge Compelis, Twelve Stones and Marlin Doner, collectively and individually, as set forth above, from any and all Claims, including those that are unknown, unsuspected or unforeseen or that are presently unknown and unanticipated.

11.      Indemnification.
         ---------------

         11.1      Indemnification by Compelis,  Twelve Stones and Marlin Doner.
                   -------------------------------------------------------------
Compelis, Twelve Stones and Marlin Doner shall indemnify and hold harmless Treasury, its subsidiaries, employees, officers and directors against any losses, damages, claims, costs, expenses, interest, awards, judgments, including reasonable attorney's fees and expenses and costs of investigation, but excluding consequential damages, punitive damages, lost profits, diminution in value, damage to reputation or the like (collectively "Losses") suffered or incurred by them arising out of or resulting from (i) the breach of any representation or warranty made by Compelis, Twelve Stones and Marlin Doner in this Agreement, (ii) any obligations or payables of Compelis existing at the Closing Date or occurring from and after the Closing Date, or (ii) the breach of any covenant or agreement by the Compelis, Twelve Stones or Marlin Doner contained in this Agreement. Treasury shall provide Compelis, Twelve Stones and Marlin Doner with reasonably prompt notice in writing of any such claims and permit Compelis, Twelve Stones and Marlin Doner through counsel chosen by Compelis, Twelve Stones or Marlin Doner to answer and defend such claims and provide the entity defending such claim information, assistance and authority, at such entity's expense, to help defend such claims. Compelis, Twelve Stones and Marlin Doner will not be responsible for settlement made by Treasury without Compelis, Twelve Stones and Marlin Doner's written permission, which permission will not be unreasonably withheld or delayed.

12.      Miscellaneous.
         -------------

         12.1      Survival.  The  warranties,  representations and covenants of
                   --------
the parties contained in made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the applicable Closing for a period of twelve (12) months after the Closing and shall in no way be impaired or affected by any investigation made by or on behalf of the parties.

         12.2      Successors and Assigns. Neither this Agreement nor any of the
                   ----------------------
rights or obligations hereunder may be assigned by a party without the written consent of the other party except that the License Agreement may be assigned by Compelis to Webcom Limited. Subject to the foregoing, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

         12.3      Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
construed under the laws of the Province of Ontario as applied to agreements among Ontario residents entered into and to be performed entirely within Ontario.

         12.4      Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.5      Titles and  Subtitles.  The titles and subtitles used in this
                   ---------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         12.6      Notices.  Unless otherwise  provided,  any notice required or
                   -------
permitted under this Agreement shall be given in writing and shall be deemed effective upon personal delivery to the party to be notified, upon deposit with an overnight delivery service, by facsimile upon receipt of confirmation of transmission, or upon deposit with the United States or Canadian postal service, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party above, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         12.7      Expenses.  Irrespective  of whether any closing is  effected,
                   --------
each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         12.8      Amendments  and Waivers.  Any term of  this  Agreement may be
                   -----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Treasury, Compelis, Twelve Stones and Marlin Doner. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and Treasury.

         12.9      Severability. If one or more provisions of this Agreement are
                   ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         12.10     Entire  Agreement.  This Agreement and the documents referred
                   -----------------
to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein.

         Executed as of the date first mentioned above.


                                         TREASURY INTERNATIONAL, INC.


                                         By:    /s/ Paul S. Visel
                                                --------------------------------
                                                    Paul S. Visel, Director


                                          By:   /s/ Lawrence J. Zeiben
                                                --------------------------------
                                                    Lawrence J. Zeiben, Director



                                          RETAILPORT.COM, INC.


                                          By:   /s/ Dale Doner
                                                --------------------------------
                                                    Dale Doner, President



                                          COMPELIS CORPORATION


                                          By:   /s/ Marlin Doner
                                                --------------------------------
                                                    Marlin Doner, President



                                          TWELVE STONES CORPORATION


                                          By:   /s/ Marlin Doner
                                                --------------------------------
                                                    Marlin Doner, President


                                          /s/ Marlin Doner
                                          --------------------------------------
                                              Marlin Doner, Individually

                                   SCHEDULE A

                           Assets Retained by Compelis

                                 (Section 4.2)

1. Copies of Customer List for all historical print and Internet catalog projects including all customers listed on the attached Appendix A "Work In Progress Listing" and all customers listed on the attached Appendix B "Customer List" and all prospect accounts listed on the attached Appendix C "Sales Funnel Activity Summary";

2. Copies of All ActiveCatalog physical customer files, contact names, profiles and project documentation;

3. Electronic copies of project files relating to all customer projects including application files, page layout templates in Quark and Pagemaker, images saved as "TIF", "EPS" or "JPEG" and final production files for print and Internet catalog projects referred to as Active Database;

4.       Catalog publishing processes and procedures;

5.       Catalog "Sales Funnel Activity" to the Closing Date;

                                   SCHEDULE B

                                Licensed Software

                                 (Section 4.2)



1. Compelis and Twelve Stones will receive a non-exclusive license to the most recent version of ActiveCommerce (v2.1) in order to provide ongoing development and support to both existing ActiveCommerce customers and to develop new customers for ActiveCommerce.

                                   SCHEDULE C

                      Patents, Copyrights, and Trade Names

                                  (Section 4.2)


Trade Names
-----------

         ActiveCatalog

                                   Appendix A

Work in Progress Project Specifications:

--------------------------------------------------------------------------------
Customer                                Project Scope
--------------------------------------------------------------------------------
IDI Independent Distributors Inc.       1384 pages
Mississauga, ON                         Colour: 2/2 Inside, 4/4 cover
Paper: 30# Text, 10 pt. C1S cover
Quantity: 50,000 copies (27 versions)

--------------------------------------------------------------------------------
Sowa Tool & Machine Co. Ltd.            472 pages
Kitchener, ON                           Colour: 4/4 Inside, 4/4 cover
Paper: 60# Coated, 10 pt. C2S cover
Quantity: 50,000 copies (27 versions)
--------------------------------------------------------------------------------
Weber Supply Ltd.                       304 pages
Kitchener, ON                           Colour: 4/4 Inside, 4/4 cover
Paper: 60# Coated, 10 pt. C1S cover
Quantity: 10,000 copies (27 versions)
--------------------------------------------------------------------------------
Superior Glove                          Monthly Retainer management for all
Acton, ON                               corporate communications - trade shows,
maintenance,                            flyers, catalog, new product
spec sheets - 40 to 50 hours
per month + disbursements.
--------------------------------------------------------------------------------

                                   Appendix B

Customer Files:
Includes all working files, Quark files, image files and final print files for historical customer projects.


--------------------------------------------------------------------------------

1.       Wayne Safety, Toronto, ON
         Project Scope: 180 page, 1/1, 80# Gloss, 5000 copies

--------------------------------------------------------------------------------

2.       BLR Safety, Ottawa, ON
         Project Scope: 96 page, 1/1, 60# Book, 1500 copies

--------------------------------------------------------------------------------

3.       Vallen Safety (formerly Superior Safety), Waterloo, ON
         Project  Scope:  Reprint with changes,  256 page,  1/1, 70# Book,  1500 copies

--------------------------------------------------------------------------------

4.       Glis Safety, Sarnia, ON
         Project Scope: 168 page, 1/1, 70# Book, 1000 copies, w/ tabs for binder

--------------------------------------------------------------------------------

5.       Northern Safety Ltd., Barrie, ON
         Project Scope: 96 page, 1/1, 60# Book, 1500 copies

--------------------------------------------------------------------------------

6.       Neath Industrial Safety, Oakville, ON
         Project Scope: 104 page, 1/1, 60# Book, 4,000 copies

--------------------------------------------------------------------------------

7.       Drollis Supply, Oakville, ON
         Project Scope: 180 page, 1/1, 60# Book, 1,000 copies with bank of 10 tabs for binder

--------------------------------------------------------------------------------

8.       Safety Today, Brantford, ON
         Project Scope: 128 page, 2/2, 60# Book, 2000 copies with bank of 10 tabs for binder

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.       Clarke Phillips Supply Ltd., Sudbury, ON
         Project Scope: 96 page, 1/1, 60# Book, 1500 copies

--------------------------------------------------------------------------------

10.      Recharge Centre, Calgary, AB
         Project Scope: 128 page, 1/1, 60# Book, 1500 copies

--------------------------------------------------------------------------------

11.      Mid North Mine & Safety Ltd., Saskatoon, SK
         Project Scope: 260 page, 1/1, 60# Book, 2000 copies

--------------------------------------------------------------------------------

12.      Superior Glove Works Ltd., Acton, ON
         Project Scope: 120 page, 4/4, 80# Gloss, 7000 copies - English Distributor & End User versions

--------------------------------------------------------------------------------

13.      W.A. Moir Ltd., Halifax, NS
         Project Scope: 220 page, 1/1, 60# Book, 2000 copies

--------------------------------------------------------------------------------

14.      Legere Industrial, Ottawa, ON
         Project Scope:  292 page, 1/1, 60# Book, 3000 copies

--------------------------------------------------------------------------------

15.      IDI Independent Distributors Inc., Mississauga, ON
         - 65 member group
         Project Scope: 1384 page, 1/1, 30# Text, 50,000 copies

--------------------------------------------------------------------------------

16.      Bisco Industrial, Brantford, ON
         Project Scope: 160 page, 1/1, 60# Book, 2,000 copies

--------------------------------------------------------------------------------

17.      Bolt Supply House Ltd., Saskatoon, SK
         Project Scope: Reprint 204 page, 2/2, 60# Book, 3,000 copies

--------------------------------------------------------------------------------

18.      Sabre Industrial, Langley, BC
         Project Scope: 240 page, 1/1, 60# Book, 00 copies

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

19.      Sowa Tool & Machine Co. Ltd. Kitchener, ON
         Project Scope: 400 page, 2/2, 70# Book, 50000 copies - 48 versions w/ imprint

--------------------------------------------------------------------------------

20.      Sekam , Waterloo, ON
         Project Scope: Web based project tracked, web site development

--------------------------------------------------------------------------------

21.      Weber Supply Ltd., ON
         Project Scope: 304 page 4/4 catalog, 70# Coated, 10000 copies

--------------------------------------------------------------------------------

                                   Appendix C

Sales Funnel Activity Summary:

----------------------------------------------------------------------------------------------------------------
Company                                 Region           Notes                                Time Frame
----------------------------------------------------------------------------------------------------------------
Alcatel Cable (Canada Wire Inc.)        GTA              Flyer/Catalog/Print Management       4-6 Months
----------------------------------------------------------------------------------------------------------------
Brookfield Development Corporation      GTA              Flyer/Brochure/Print Management      9 Months
----------------------------------------------------------------------------------------------------------------
Blue Bins Unlimited                     GTA              Catalog/Marketing                    6 Months
----------------------------------------------------------------------------------------------------------------
Benjamin Moore                          GTA              Flyer Program Marketing              6-9 Months
----------------------------------------------------------------------------------------------------------------
Brewer Machine & Gear Co                St.Louis         Catalog/Marketing/On line Services   6 Months
----------------------------------------------------------------------------------------------------------------
Canadian Bearings                       Waterloo         Catalog, Content Management          3 - 6 Months
----------------------------------------------------------------------------------------------------------------
                                                         Flyer/On line Services/Local
Canadian Tire Corp. Limited             KW               Marketing                            3 Months
----------------------------------------------------------------------------------------------------------------
Chaps Restaurants                       GTA              Marketing                            0-3 Months
----------------------------------------------------------------------------------------------------------------
Club Car Inc.                           KW               Marketing                            6-9 Months
----------------------------------------------------------------------------------------------------------------
Dielast Tool & Die                      KW               Brochure                             3-6 Months
----------------------------------------------------------------------------------------------------------------
Diemax Tool & Machine Incorporated      KW               Marketing                            6-9 Months
----------------------------------------------------------------------------------------------------------------
Eldorado Tool & Manufacturing Company Limited            Catalog/Marketing/On line Services   3-6 Months
----------------------------------------------------------------------------------------------------------------
Electra Supply                          KW               Department Marketing/Print Mgmt      3 Months
----------------------------------------------------------------------------------------------------------------
the Garland group                       GTA              Catalog/On Line Services             6-12 Months
----------------------------------------------------------------------------------------------------------------
F & K Machinery Ltd                     Barrie           Catalog                              6 Months
----------------------------------------------------------------------------------------------------------------
Fabrene Inc                             GTA              Brochure/Flyers/Print Mgmt           6 Months
----------------------------------------------------------------------------------------------------------------
Greater Hamilton Technology Center      Hamilton         Full Communication Services          9-12 Months
----------------------------------------------------------------------------------------------------------------
Hamilton International Airport          Hamilton         Full Communication Services          9-12 Months
----------------------------------------------------------------------------------------------------------------
Hydra-Fab Fluid Power Inc.              GTA/QC           Marketing/Brochure/Flyers            3-6 Months
----------------------------------------------------------------------------------------------------------------
Instron Corp.                           LA               Catalog                              3-6 Months
----------------------------------------------------------------------------------------------------------------
Gulf Coast Bearing & Supply Co.         TX               Catalog                              12-18 Months
----------------------------------------------------------------------------------------------------------------
Xtron Imaging Inc.                      GTA              Catalog/CD-Rom                       6-9 Months
----------------------------------------------------------------------------------------------------------------
Kine Corporation                        GTA/IL           Full Communication Services          0-3Months
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Kuehne & Nagel Intl Ltd                 QC               Full Communication Services          12 Months
----------------------------------------------------------------------------------------------------------------
Kriska Transportation                   Prescott ON      Marketing                            3-9 Months
----------------------------------------------------------------------------------------------------------------
McMaster University                     Hamilton         Department Marketing/Print Mgmt      3-6 Months
----------------------------------------------------------------------------------------------------------------
MBI Fermentas Inc.                      Hamilton         Full Communication Services          4-6 Months
----------------------------------------------------------------------------------------------------------------
McClintock, Ingle, O'Conner             GTA              Marketing/Print                      3-6 Months
----------------------------------------------------------------------------------------------------------------
Mititoyo                                KW               Catalog                              6-9 Months
----------------------------------------------------------------------------------------------------------------
MOI Inc                                 GTA              Brochure                             3-6 Months
----------------------------------------------------------------------------------------------------------------
North American/Allied Van Lines         Napierville Il   Department Marketing/Print Mgmt      4-6 Months
----------------------------------------------------------------------------------------------------------------
Northern Safty Ltd.                     Barrie           Catalog                              0-2 Months
----------------------------------------------------------------------------------------------------------------
Navistar Intl                           Napierville                                            -9 Months
                                        IL/Hamilton      Department Marketing/Print Mgmt      6
----------------------------------------------------------------------------------------------------------------
Osram Canada Limited                    GTA              Marketing                            6 Months
----------------------------------------------------------------------------------------------------------------
Officeland Inc.                         GTA              Catalog                              4-6 Months
----------------------------------------------------------------------------------------------------------------
OCAS                                    Guelph           Full Communication Services          2-4 Months
----------------------------------------------------------------------------------------------------------------
Paragon Engineering Limited             KW               Marketing                            3-6 Months
----------------------------------------------------------------------------------------------------------------
Phoenix Home Entertainment              GTA              Full Communication Services          6 Months
----------------------------------------------------------------------------------------------------------------
Strub Brothers Limited                  Brantford        Brochure/Flyers/Print Mgmt           6 Months
----------------------------------------------------------------------------------------------------------------
Scentisible Life Products               Hamilton         Full Communication Services          Info seeking
----------------------------------------------------------------------------------------------------------------
PT Distributor                          Cleveland Ohio   Flyer Program Marketing              6 Months
----------------------------------------------------------------------------------------------------------------
Schwank Ltd.                            GTA              Flyer Program Marketing              9 Months
----------------------------------------------------------------------------------------------------------------
TSB International Inc.                  GTA              Full Communication Services          6 Months
----------------------------------------------------------------------------------------------------------------
University of Alberts                   Edmonton         Communication Mgmt                   0-4 Months
----------------------------------------------------------------------------------------------------------------
Mount Allison University                Sackville        Communication Mgmt                   0-4 Months
----------------------------------------------------------------------------------------------------------------
Ultimate Technology Corporation         Rodchester NY    Catalog                              12 Months
----------------------------------------------------------------------------------------------------------------
Ventratech Division                     KW               Marketing                            0-2 Months
----------------------------------------------------------------------------------------------------------------
Weber Supply                            KW               Catalog                              1-2 Months
----------------------------------------------------------------------------------------------------------------
Windsor Factory Supply                  GTA              Catalog X2                            (1st) 1-2
                                                                                              Months
                                                                                              (2nd) 6-9 Months
----------------------------------------------------------------------------------------------------------------

                                       21